UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

FOSTER WHEELER LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31305	22-3802649

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000

(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

Item 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 14, 2004 Foster Wheeler Ltd. entered into Amendment No. 5 and Waiver to the Third Amended and Restated Term Loan and Revolving Credit Agreement, among Foster Wheeler LLC, the Borrowing Subsidiaries (as defined therein), the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent and Banc of America Securities LLC, as Lead Arranger and Book Manager (the “Amendment No. 5 and Waiver”).  A copy of the Amendment No. 5 and Waiver is filed as Exhibit 99.1 hereto, and is hereby incorporated by reference.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)

Financial Statements:

None.

(b)

Pro Forma Financial Information:

None.

(c)

Exhibits:

Exhibit 99.1            Amendment No. 5 and Waiver to the Third Amended and Restated Term Loan and Revolving Credit Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 20, 2004
	By:	/s/ LISA FRIES GARDNER
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Amendment No. 5 and Waiver to the Third Amended and Restated Term Loan and Revolving Credit Agreement.